EXHIBIT 99.01

BUSINESS CONDUCT GUIDE

LIVING OUR OPERATING VALUES

Intuit’s first operating value is “Integrity Without Compromise.” As stated in our Vision, Mission and Operating Values: “In all we do, we maintain the highest standards, never approaching what could be considered questionable behavior. On this we never compromise.”

You are expected to carry out your work in accordance with these standards of conduct — — along with every other employee of Intuit or any of its subsidiaries (collectively referred to as Intuit). You should be aware that these standards are greater than those that may be required by law. In addition, your Business Unit (BU) or Functional Group (FG) may impose stricter guidelines depending on business needs. For non-US employees, the Business Conduct Guide generally applies to you, but any specific provisions that are inconsistent with your local laws and policies will not apply to you.

These guidelines do not, and cannot, cover every situation. We encourage you to seek guidance from your supervisor, the Vice President in your BU or FG, or the General Counsel.

1. AVOIDING CONFLICTS OF INTEREST

You are generally free to engage in personal business and financial transactions and other activities outside of Intuit. However, you may not participate in any activity in which your personal interests conflict with those of Intuit.

A conflict of interest occurs whenever you permit the prospect of direct or indirect personal gain to improperly influence your judgment or actions and to conflict with your responsibilities to Intuit. You should avoid situations in which your loyalties may be divided between Intuit’s interests and your personal interests. It’s your responsibility to bring any potential conflict of interest to your supervisor’s attention so that he or she may provide appropriate guidance, which may include asking that you end the activity that raises a conflict of interest issue.

A. Outside Employment and Other Affiliations

You are prohibited from accepting simultaneous employment as an employee, independent contractor, consultant with, or member of the board of directors of, an outside business concern (particularly, an Intuit customer, partner, distributor, supplier), if such affiliation could give rise to an actual or potential conflict of interest. Possible examples include serving as a director or an officer of a firm that sells to or purchases from Intuit, or working for a supplier. You are also prohibited from taking part in any activity that enhances or supports a competitor’s position, including accepting simultaneous employment with a competitor. Any compensation, including equity compensation, you receive for serving with an outside business concern should be of an amount consistent with your responsibilities.

B. Gifts and Entertainment

Neither you nor any member of your immediate family may give or accept any gift which might indicate an intent to improperly influence the normal business relationship between Intuit and any supplier, customer, partner, distributor or other third party. Permissible gifts are given openly, directly, come with no strings attached, and are of appropriate value. You should never accept a gift that is given to create a sense of obligation on your part with the intention of changing your behavior. You are prohibited from accepting any gift from an Intuit competitor. For the purpose of this policy, “gift” is defined as any object or service of value, including vacations, tickets to sporting events, etc.

As a general guide, a gift with a value of over US$250 may be improper. However, repeated gifts with a value under US$250 also may be considered improper. For example, an offer from a supplier to treat you to an expensive dinner every month might indicate intent to improperly influence the business relationship, and thus accepting the offer could violate this policy. We expect you to use good judgment and seek guidance from your supervisor or by contacting the General Counsel if you have any questions about this provision.

Neither you nor any member of your immediate family may accept any personal discount from any Intuit supplier, customer or competitor, unless the same discount is available to all Intuit employees or is publicly available.

For information regarding gifts, gratuities, or entertainment to employees of the US Government, state and local governments, or foreign government entities, see the Intuit Corporate Affairs website.

C. Investments in Other Businesses

Neither you nor any member of your immediate family may hold a financial interest in an outside business concern (e.g., with any of Intuit’s suppliers, partners, distributors or competitors) that might give rise to an actual or potential conflict of interest. Many factors should be considered in determining whether a conflict of interest exists, including the size and nature of the investment; your ability to influence Intuit decisions that could affect the other company; your access to confidential information of Intuit or of the other company; and the nature of the relationship between Intuit and the other business. For example, you may hold a financial interest in a mutual fund that invests in an Intuit competitor, where you have no influence or control over the fund’s investment decisions. However, you may not hold a substantial equity interest in one of our suppliers.

D. Conducting Business With Family Members

As a general rule, you should avoid conducting Intuit business with a family member or with a business in which a family member is associated in any significant role. You must disclose to your supervisor all situations in which you or your Intuit working group is conducting business with a member of your family. Once you disclose the arrangement, the Vice President of your BU/FG will determine whether the relationship may proceed. If the relationship does proceed, you will not be permitted to make Intuit decisions about retaining, supervising or evaluating the services provided to Intuit.

E. Corporate Opportunities

You should not take for yourself a business opportunity in which Intuit has an interest. A corporate opportunity will typically be a business opportunity in which Intuit is already interested or which is closely related to Intuit’s current business or its anticipated future plans. Possible examples include: an officer’s purchase of an equity interest in a company that he/she knows Intuit may be interested in acquiring; or an employee’s leasing a facility that Intuit has considered occupying. If you believe you may be pursuing such an opportunity, you must disclose the opportunity to the Vice President in your BU/FG. Once you’ve disclosed the potential arrangement, the Vice President will determine whether the relationship may proceed.

2. CONDUCTING BUSINESS WITH INTEGRITY

We’ve designed these guidelines to help you conduct Intuit’s business with integrity and in compliance with applicable governmental laws, rules and regulations. Although the spirit of these laws is straightforward, their application to particular situations can be complex. If you have a question concerning any of this information, please contact your supervisor or the BU/FG attorney who is responsible for your group.

A. Antitrust Laws

Our policy is to comply with all US federal, state and local antitrust laws, as well as all applicable foreign antitrust laws. Antitrust laws, also known as “anti-monopoly”, “competition” or “consumer protection” laws, are intended to preserve competition by prohibiting actions that could unreasonably restrain the functioning of a free marketplace.

These laws often regulate Intuit’s relationships with its distributors and dealers, including pricing practices, discounting, credit terms, promotional allowances, exclusive dealerships or distributorships, restrictions on carrying competing products, termination and many other practices.

They also govern relationships between Intuit and its competitors. As a general rule, contacts with competitors should be limited and should always avoid subjects such as prices or other terms and conditions of sale, customers and suppliers.

Participating with competitors in a trade association is generally acceptable when the association has been properly established, has a legitimate purpose, and has limited its activities to that purpose.

B. External Communications

Intuit’s reputation for integrity is an important asset and the result of honesty with the general public, our stockholders and our customers. Intuit is committed to the full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the U.S. Securities and Exchange Commission and in other public communications that we make. In addition, we must always be truthful in our promotional efforts and other public announcements. You must not use misrepresentations in any external communication, including, regulatory filings, advertisements, and promotional or public announcements.

C. Intuit’s Confidential Information

Intuit’s confidential and proprietary information is our most valuable asset and includes product architectures, source codes, and programming techniques; product plans and road maps; names and lists of customers, dealers, and employees; and financial information. This information is Intuit property and is protected by copyright, trade secret laws, and, sometimes, by patents. Every employee has the responsibility to safeguard it and to never disclose it, intentionally or inadvertently.

When you joined Intuit, you signed an Employee Invention Assignment and Confidentiality Agreement to protect and hold confidential Intuit’s proprietary information. This Agreement remains in effect for as long as you work for Intuit and even after you leave Intuit. Under this agreement, you may not disclose Intuit’s confidential information to anyone or use it to benefit anyone other than Intuit. Any permitted disclosure of confidential information to a third party requires a Mutual Nondisclosure Agreement between Intuit and the third party, completed in accordance with Intuit’s procedures.

From time to time, you may have access to information about Intuit’s business that has not been publicly disclosed. Material, nonpublic information about Intuit’s business is called “inside” information. It can be financial information, product launch dates, or any other information that could affect the price of Intuit’s stock. Trading stock on the basis of inside information is illegal. For information regarding trading limitations and inside information, see Intuit’s Insider Trading Policy.

D. Third-Party Proprietary Information/Intellectual Property

Intuit respects the intellectual property of third parties. You may be a former employee of another company and possess trade secrets of that company. You must not reveal any information to Intuit that might reasonably be considered a trade secret of a former employer.

Some of the software used at Intuit was created and copyrighted by other companies and may be subject to nondisclosure restrictions. Such software is usually governed by a license agreement. It is Intuit’s policy to comply with license agreements that govern the use of software. Reproducing software without authorization may violate these agreements, and is likely to violate the US Copyright Act, and the copyright laws of other countries. You shouldn’t make copies, resell or transfer software created by another company unless it is authorized under the applicable software license agreement.

You may, under a written agreement (typically a Mutual Nondisclosure Agreement completed in accordance with Intuit’s procedures) become familiar with a supplier’s proprietary designs, processes, or techniques, or gain other information that the supplier has designated as proprietary or as trade secrets under the agreement. You must take care to respect the proprietary nature of this information and not use it without authorization or reveal it to the supplier’s competitors.

You must also comply with rules governing internal distribution of copyrighted articles, content and subscription materials so that Intuit does not violate an author’s or publisher’s rights to control duplication or distribution. To learn about Intuit’s basic guidelines for referencing, distributing or quoting from copyrighted materials, see http://home.intuit.com/legal/reference/IP/permissions_licensing.shtml.

E. Proper Use of Company Funds, Property and Computing Resources

You are personally accountable for any form of company funds, such as credit cards, tickets, cash and checks that you may have. If you use company funds, you must ensure that the company has received proper value in return. Intuit trusts its employees with company property. Using this property in a way that conflicts Intuit’s interests, or in any manner that may reasonably be considered offensive or disruptive to another employee, is strictly prohibited. Please also see Intuit’s Computer/Internet/Email policy, which discusses proper use of our electronic commerce, electronic mail, and other Internet-related systems.

F. Accurate Books, Records and Accounts

All Intuit payments and other transactions must be properly authorized by management and be accurately and completely recorded on Intuit books and records in accordance with generally accepted accounting principles and established corporate accounting policies. You must not create any false, incomplete or misleading entry or record. No undisclosed or unrecorded corporate funds shall be established for any purpose, nor should Intuit funds be placed in any personal or non-corporate account. All corporate assets must be properly protected and asset records regularly compared with actual assets; proper and prompt action must be taken to reconcile any variances.

G. Bribery/Foreign Corrupt Practices Act

No officer, employee, agent or stockholder acting on behalf of Intuit may pay or accept bribes of any type. A bribe is defined as a payment made to influence an act or someone’s decision, or inducing such person to use his influence. The United States Foreign Corrupt Practices Act places restrictions on such bribes, which carry civil and criminal liability for both Intuit and individual officers, employees, agents and stockholders acting on behalf of Intuit. Similar laws may apply in other countries.

With the exception of certain regulatory fees set by the government, all offers, payments, promises to pay, authorization to pay any money, or offer, gift, promise to give, or authorization to give anything of value to any foreign official, political party or official thereof from either Intuit or private funds in furtherance of Intuit business are strictly prohibited.

In light of the restrictive nature of these prohibitions, you may not make payments to any foreign government officials or employees without obtaining guidance from the General Counsel.

H. Political Contributions/Gifts

Business contributions to political campaigns are strictly regulated by U.S. federal, state and local law. Accordingly, all political contributions with Intuit funds are coordinated and approved by Intuit Corporate Affairs. You may not, without the approval of Intuit Corporate Affairs, use any Intuit funds for political contributions of any kind to any political candidate or holder of any national, state or local government office. You may make personal contributions, but you may not represent that you’re making any such contribution on Intuit’s behalf. Similar restrictions on political contributions may apply in other countries. Please contact Intuit Corporate Affairs if you have any specific questions.

I. Entertaining or Doing Business with the United States and Foreign Governments

Giving anything of value to a government employee is strictly regulated and in many cases prohibited by law. Both you and Intuit must also comply with US federal, state and local laws, as well as foreign government laws governing the acceptance of business courtesies. You should consult with Intuit Corporate Affairs before providing or paying for any meals, refreshments, travel or lodging expenses, or giving anything of value to any US federal, state or local government employees, or to government employees of other countries.

3. Workplace Conduct

Intuit’s values include ethical actions, honesty, respect for others and teamwork. Intuit policies prohibit discrimination and harassment of any kind and include our Rules of Conduct, Non-Harassment Policy, Workplace Violence Policy and Equal Opportunity Employment Plan. Other policies may apply in non-US locations. These policies are intended to protect our employees, and provide a safe, harassment-free environment. Intuit strictly prohibits harassment or discrimination of any kind, including harassment on the basis of sex, race, color, religion, gender, age, mental or physical disability, medical condition, national origin, marital status, veteran status, sexual orientation, or any other characteristic protected under applicable laws.

4. Prompt Reporting of Possible Business Conduct Guide Violations; Protection Against Retaliation

If you know of or suspect any conduct that you believe is inconsistent with the Business Conduct Guide (including complaints or concerns regarding accounting, internal accounting controls or auditing matters), you are urged to report it. You may report to your supervisor, to the Vice President of your BU/FG, or through Intuit’s Ethical Conduct Hotline, which offers the following reporting methods:

•	Ethical Conduct Phone Line: (888) 327-8328 (toll free from the US) or (650) 944-2026 (from foreign sites)

•	Ethical Conduct Mailbox: Intuit Ethical Conduct, P.O. Box 391085, Mountain View, California 94039

•	Ethical Conduct Email Box: Ethical_Conduct@intuit.com

Intuit will promptly investigate all reports of alleged non-compliance with the Business Conduct Guide and determine an appropriate course of action. Any employee who reports an actual or potential violation of the Business Conduct Guide will be protected from retaliation (such as termination, demotion, threats or harassment) by Intuit or any Intuit employee, so long as the report is made in good faith, and is based on information the employee reasonably believes is truthful.

5. Disciplinary Actions — Accountability for Adherence to Business Conduct Guide

The matters covered in this Business Conduct Guide are of the utmost importance to Intuit, its stockholders, and its business partners, and are essential to Intuit’s ability to conduct its business in accordance with our stated values. We expect all of our employees to adhere to these rules in carrying out their duties for Intuit and such adherence is a condition of employment with Intuit.

Intuit will take appropriate action against any employee whose actions are found to violate the Business Conduct Guide. Disciplinary actions may include the immediate termination of employment. Where Intuit has suffered a loss, it will pursue its remedies against the individuals or entities responsible. Where laws have been violated, Intuit will cooperate fully with the appropriate authorities. Employees performing services in the United States or other countries governed by at will employment rules, should be aware that this Business Conduct Guide does not alter an employee’s at-will relationship with Intuit.

6. Standards of Conduct for Senior Executive and Financial Officers

This Business Conduct Guide applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer/controller, and persons performing similar functions (“Senior Executive and Financial Officers”). Under U.S. law, our Senior Executive and Financial Officers must be subject to written standards of conduct that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in the reports and documents that Intuit files with, or submits to, the U.S. Securities and Exchange Commission, and in other public communications Intuit makes;

•	Compliance with applicable government laws, rules and regulations;

•	Prompt internal reporting of violations of those written standards; and

•	Accountability for adherence to the written standards

We believe our Business Conduct Guide satisfies all of the requirements for written standards of conduct applicable to our Senior Executive and Financial Officers. Accordingly, Intuit has not established any additional standards of conduct for those individuals.

7. Administration of Business Conduct Guide

The Business Conduct Guide is administered by Intuit’s Ethics Committee, whose members are currently the Chief Financial Officer, the Senior Vice President of Human Resources, and the General Counsel. The Ethics Committee is authorized to make changes to the Business Conduct from time to time. Intuit will notify employees of any significant changes.

The Ethics Committee will generally make final determinations on how to resolve any issues under the Business Conduct Guide that are appropriately escalated to the Ethics Committee. However, any issues under the Business Conduct Guide relating to executive officers of Intuit must be submitted to Intuit’s Board of Directors for consideration. Any activities that are conducted with Board approval shall be deemed to comply with the Business Conduct Guide, and shall not be considered a waiver of the Business Conduct Guide.

Effective: May 4, 2004